Exhibit 99.2

999 999999 999999

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9

• •

• • • • ° • • • • • • • • • • • • • • • • • • • • •

Exhibit 99.2

InvenTrust Properties

Investor Presentation
September 2021

Essential **Retail**. Smart **Locations**.®


TRADER JOE'S
TRADER JOE'S

Forward Looking Statements

Cautionary Note About Forward-Looking Statements

This document has been prepared by InvenTrust Properties Corp. (the "Company," "IVT" or "InvenTrust") solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company's business strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the *safe harbors created* by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this investor presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

This presentation contains non-GAAP financial measures such as NOI, EBITDA, Adjusted EBITDA, FFO, and Core FFO. These measures are not prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP and should not be considered in isolation or as a substitute for such GAAP results. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures, together with definitions of the non-GAAP measures used in this presentation, are included in the appendix of this presentation.

Joint Venture Partnership

The Company owns a 55% interest in IAGM Retail Fund I, LLC ("IAGM" or "JV"), a joint venture partnership between the Company and PGGM Private Real Estate Fund ("PGGM"). IAGM was formed on April 17, 2013 for the purpose of acquiring, owning, managing, supervising and disposing of retail properties and sharing in the profits and losses from those retail properties and their activities. IAGM is the Company's sole joint venture and is unconsolidated. Throughout this investor presentation disclosure, where indicated as "pro rata" the Company has included the results from its share of its JV properties when combined with the Company's wholly-owned properties.

Trademarks

The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

Important Information regarding the potential Tender Offer

This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The tender offer referenced in the presentation will be made only pursuant to an offer to purchase, letter of transmittal and related materials that the Company intends to distribute to its stockholders and file with the SEC. The full details of the tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will distribute to stockholders and file with the SEC upon commencement of the tender offer. Stockholders are urged to read the offer to purchase, the letter of transmittal and other related materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that the Company files with the SEC at the SEC's website at www.sec.gov or by calling the information agent for the contemplated tender offer, who will be identified in the materials filed with the SEC at the commencement of the tender offer.

Overview


Kroger

InvenTrust Properties

Windward Commons
MSA: Atlanta, GA

Today's Presenters



Daniel J. ("DJ") Busch
President and CEO



Christy David
EVP, COO



Mike Phillips
EVP, CFO, and Treasurer



David Heimberger
SVP, Capital Markets, Investor Relations, and Transactions

InvenTrust Properties

Overview

Portfolio Highlights

65
RETAIL PROPERTIES

10.9M
TOTAL GLA [1]

167K
AVG. CENTER SIZE

73
AVG. TAP SCORE
(PEER AVERAGE = 69) [2]

90%
SUN BELT [3]

85%
GROCERY-ANCHORED [4]

92.9%
LEASED OCCUPANCY

$19.31
ABR PER SF [5]

Financial Highlights [6]

3.9x
NET DEBT-TO-ADJUSTED EBITDA

18%
NET LEVERAGE RATIO [7]

$500M+
TOTAL LIQUIDITY

1) Reflects GLA at 100% share; 9.8M GLA at pro rata share.
2) Peers include BRX, KIM, PECO, REG, ROIC, RPAI, and SITC.
3) Reflects YTD pro rata NOI as of June 30, 2021.
4) By 2020A NOI at pro rata share. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by IVT or shadow anchored.
5) Represents pro rata ABR per SF as of June 30, 2021, excluding ground and specialty leases. Including ground rent, pro rata ABR per SF is $18.33 as of June 30, 2021.
6) Reflects balance sheet metrics as of June 30, 2021.
7) Reflects net debt to real estate assets, before depreciation.

Simple & Focused Business Plan

Provide Liquidity

Pursue a direct listing and concurrent tender offer to provide immediate liquidity for our shareholders in an efficient manner

Sun Belt Focus

Continue to curate a Sun Belt-exclusive, grocery-anchored portfolio

Management Expertise

Operate assets via a "concentrated in clusters" model for revenue and expense synergies

Organic & External Growth

Grow cash flow organically as well as externally through accretive acquisitions


H-E-B plus!
WOMEN AND A TRUCK
Stone Ridge Market
MSA: San Antonio, TX

Listing Overview

Company	InvenTrust Properties Corp.
Ticker	NYSE: IVT
Dividend / Yield	$0.82 annualized dividend per share / 2.8% [1 2]
Potential Listing Date	October 12, 2021
Expected Tender Size	$100M
Expected Tender Period	October 12, 2021 – November 8, 2021
Advisors	BofA Securities and Wells Fargo Securities


October 2021
November 2021
Roadshow
Listing Date / Tender Starts
Tender Period
R / P
Dividend - Record (R) / Paid (P)
Expected 3Q21 Filing Date

InvenTrust Properties

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Pro forma for anticipated 4Q21 annualized dividend payment.
2) Assumes share price of $28.90.

Essential **Retail**. Smart **Locations**.®

Sun Belt Markets Poised for Growth

- ✓ **90% of NOI derived from Sun Belt markets, 1st among peers**
- ✓ Attractive demographic trends with 3-mile avg. population and HHI growth set to outpace peers
- ✓ Durable cash flow providing stability and potential for long-term growth

High-Performing, Grocery-Anchored Portfolio

- ✓ **85% of NOI derived from centers with a grocery presence, 3rd highest among peers**
- ✓ Essential retail assets with higher comparative post-COVID foot traffic relative to peers
- ✓ 2020 rent collections of ~95%, 2nd highest among peers [1]

Trusted Local Operator

- ✓ **Operational teams within 2 hours of 90% of assets with strong tenant relationships**
- ✓ Seven field offices bringing robust market knowledge to the Company
- ✓ Deep real estate expertise and strong reputation with market participants

Strong, Flexible Balance Sheet With Ample Liquidity

- ✓ **Sector-low leverage of 3.9x enables self-funded internal and external growth strategy** [2]
- ✓ Prudent and flexible capital structure with limited near term debt maturities
- ✓ Did not cut or suspend dividend in 2020; increased dividend twice

Corporate Responsibility and Governance

- ✓ **SEC registrant since 2005 and self-managed since 2014**
- ✓ Global Real Estate Sustainability Benchmark (GRESB) participant since 2013
- ✓ Board of Directors: 22% are female and 78% are independent


Garden Village
MSA: Los Angeles, CA
Albertsons


Gateway Market Center
MSA: Tampa, FL


Lakeside Crossing
MSA: Orlando, FL


Northcross Commons
MSA: Charlotte, NC

InvenTrust Properties

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Represents the average of 2Q20 – 4Q20 rent collections as of June 30, 2021.
2) Reflects trailing 12 months net debt-to-adjusted EBITDA as of June 30, 2021.

Sun Belt Focused: Near-Term Income Stability, Long-Term Value

Migration of people & jobs to Sun Belt markets is expected to accelerate the long term growth potential for IVT centers

MSA Median HHI Growth
('21E–'25E CAGR)


3.2%
3.0%
InvenTrust Properties
Peers [1]

MSA Population Growth
('21E–'25E CAGR)


1.2%
0.6%
InvenTrust Properties
Peers [1]

IVT Portfolio by % of NOI [2]


IVT Properties
Regional Offices
Corporate HQ
Sun Belt
DC Metro 5%
Raleigh / Durham 8%
Charlotte 4%
Orlando 5%
Miami / Fort Lauderdale / West Palm Beach 9%
Tampa / St. Petersburg 5%
Atlanta 11%
Houston 9%
Dallas / Fort Worth / Arlington 9%
Austin 15%
San Antonio 3%
Denver 5%
Southern California 13%

Top 5 Markets by NOI [2]

	Austin	Southern CA	Atlanta	Miami	Dallas	Top 5
% of Total	15%	13%	11%	9%	9%	**57%**

InvenTrust Properties

Source: Green Street.
Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.
1) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPAI, RPT, and SITC.
2) Reflects YTD pro rata NOI as of June 30, 2021.

Portfolio


HarrisTeeter
Neighborhood Food & Pharmacy
Pharmacy
2051

The Pointe at Creedmoor
MSA: Raleigh / Durham, NC

InvenTrust Properties

Our Differentiated Portfolio

1 High Growth Sun Belt Demographics

Focused on Sun Belt with favorable demographic trends

- Strategically focused in high growth markets predominantly across the Sun Belt
- Growth dynamics supported by highly-educated workforces comparable to those of coastal cities
- Low cost of living environments and favorable homebuilding outlooks further in-migration trends
- Product mix focused on necessity-based retail to meet consumer shift toward essentialism

2 Strategically Located in Rising STEM Markets

39% of InvenTrust's ABR is in the top 6 STEM markets

- STEM-based companies seeking a business-friendly environment have a presence in markets we serve (e.g. Amazon, Apple, Dell, Facebook, Google, Samsung, and Tesla in Austin, TX – our #1 market by NOI)
- Local infrastructure and adjacency to institutions of higher education support growth of tech presence
- STEM-based professions add to portfolio resiliency and potential for increased HHI growth

3 Customer-Focused Essential Retail

Enhancing value by focusing on essential retail and the customer experience

- Outsized presence of grocers and other necessity-based tenants drive portfolio quality and resiliency
- Tenant collaboration to adapt and embrace brick & mortar as a last mile delivery solution
- New fulfillment methods such as curbside pickup create high-touch customer connections
- Small-format, localized centers enable use of outdoor common areas as a placemaking tool

Portfolio Curation Parameters

- Large, Growing Workforce
- High Educational-Attainment
- Low Cost of Living
- Business-Friendly
- Grocery-Anchored / Necessity-Based Centers
- Above-Average Retail Sales Growth Forecast
- Superior Same-Property NOI Growth Rate


Campus Marketplace
MSA: San Diego, CA


WHOLE FOODS MARKET
The Parke
MSA: Austin, TX


Gateway Market Center
MSA: Tampa, FL

Premier Retail Assets

~50% of our ABR is generated from properties with a TAP score greater than 75

Estimated Percentage of Rent by TAP Score Range



100%
75%
50%
25%
0%
80
74
73
72
71
71
70
69
59
57
Regency Centers.
ROIC
InvenTrust Properties
RPT
KIMCO
KITE
RPAI
BRIXMOR
<25
25-50
50-75
>75
Average TAP Score

Source: Green Street as of June 30, 2021.
Note: Trade Area Power ("TAP") Scores are a Green Street derived metric that measures the strength of demand in the trade area surrounding a property by combining various demographic factors, including income, population density, education, and cost of living into one score ranging from 0 to 100.

Attractive Portfolio Demographics

Strong and growing trade areas should lead to market rent growth

County-Level Net Migration of Adjusted Gross Income [1]



1.6%
1.0%
0.4%
0.3%
0.2%
0.1%
0.0%
(0.0%)
(0.2%)
(0.2%)
KRG
IVT
RPT
PECO
SITC
BRX
REG
KIM
RPAI
ROIC

3-Mile Educational Attainment



50%
48%
47%
46%
43%
43%
42%
42%
38%
37%
REG
RPT
IVT
SITC
KRG
RPAI
KIM
ROIC
PECO
BRX

MSA Population Growth ('21E–'25E CAGR)



1.2%
1.0%
0.8%
0.7%
0.6%
0.6%
0.6%
0.5%
0.4%
0.2%
IVT
KRG
RPAI
SITC
PECO
REG
KIM
BRX
ROIC
RPT

MSA Median Household Income Growth ('21E–'25E CAGR)



3.2%
3.1%
3.1%
3.1%
3.0%
3.0%
2.9%
2.9%
2.9%
2.9%
IVT
ROIC
RPAI
REG
KIM
SITC
BRX
RPT
PECO
KRG

InvenTrust Properties

Source: Green Street, public filings, IRS, and Scan/US as of June 30, 2021.
Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.
1) Reflects ABR-weighted average of each company's exposure to various counties' migration rates based on 2018 and 2019 data.

Portfolio Composition

85% grocery-anchored with 63% coming from smaller format neighborhood and community centers


Old Grove Marketplace
MSA: San Diego, CA
Ralphs
Marketplace

Neighborhood Center
Trade Area 1 – 3 miles

- 36 properties
- 3.6M GLA [1]
- 100K average SF per property
- Average TAP score = 72
- 37% of NOI
- $19.38 ABR [2]

Community Center
Trade Area 3 – 5 miles

- 13 properties
- 2.8M GLA [1]
- 217K average SF per property
- Average TAP score = 78
- 26% of NOI
- $22.02 ABR [2]


Kyle Marketplace
MSA: Austin, TX
H-E-B
plus!


Sarasota Pavilion
MSA: Tampa / St. Petersburg
Publix

Power Center w/ Grocer
Trade Area 5 – 10 miles

- 11 properties
- 2.9M GLA [1]
- 258K average SF per property
- Average TAP score = 66
- 22% of NOI
- $16.73 ABR [2]

Power Center no Grocer
Trade Area 5 – 10 miles

- 5 properties
- 1.6M GLA [1]
- 317K average SF per property
- Average TAP score = 85
- 15% of NOI
- $19.59 ABR [2]


Shops at the Galleria
MSA: Austin, TX
LOWE'S

InvenTrust Properties

Note: As of June 30, 2021.
1) Represents GLA at 100% share. At pro rata share, portfolio includes 3.5M GLA of Neighborhood Centers, 2.3M GLA of Community Centers, 2.5M GLA of Power Centers w/ Grocers, and 1.5M GLA of Power Centers no Grocers.
2) Represents pro rata ABR per SF as of June 30, 2021, excluding ground and specialty leases.

Essential Retail Portfolio Composition

Half of our top 10 tenants are grocers, which creates robust leasing demand

#	Tenant	# of Leases	% of ABR
1	Kroger	16 [1]	5.8%
2	Publix	16 [2]	4.0%
3	Albertsons	8 [1]	3.1%
4	TJX The TJX Companies, Inc.	12	2.7%
5	PetSmart	9	1.7%
6	Best Buy	5	1.5%
7	Bed Bath & Beyond	8	1.5%
8	H-E-B	3	1.5%
9	Ross Dress for Less	7	1.3%
10	Whole Foods	4	1.2%
Top 10 Total		88	24.3%

Grocer Tenant

Daily needs-focused tenants provided resiliency throughout the pandemic

	% of ABR
Essential Retail	**43.7%**
Grocery / Drug	20.5%
Medical	7.8%
Office / Communications	4.4%
Banks	4.4%
Pets	3.4%
Other Essential Retail / Services	2.3%
Hardware / Auto	0.9%
Restaurants	**19.7%**
Quick Service	11.4%
Full Service	8.3%
Other Retail / Services	**36.6%**
Soft Goods	18.2%
Personal Services	11.2%
Fitness	2.8%
Entertainment	1.0%
Other	3.4%
Total	**100.0%**

Note: Figures as of June 30, 2021.
1) Includes one gas station.
2) Includes three Publix liquor locations.

Top Grocers Generate a Stable Income Stream

High productivity grocers drive traffic that benefits small shop tenants & leasing activity

Average Grocer Sales
($ per SF)



~$740
~$670
InvenTrust[1]
Properties
Peers[2]

Visits per center have returned to pre-pandemic levels

Monthly Portfolio Foot Traffic[3]



120%
100%
80%
60%
40%
20%
0%
Peak: 110%
Current: 101%
Trough: 45%
Jun '19
Dec '19
Jun '20
Dec '20
Jun '21

Change in Monthly Foot Traffic[4]	
Company	**June '21 vs. June '19**
IVT	1%
Peers[5]	(2%)

Source: Public filings, Placer.ai, and Green Street.
1) Reflects average grocer sales PSF for those that report for the 12 months ended June 30, 2021.
2) Peers that report average grocer sales include BRX, KIM, PECO, REG, and SITC.
3) Reflects estimated number of visits to InvenTrust's properties by month indexed to the period from June 1, 2019 through June 30, 2019.
4) Reflects estimated number of visits during the period from June 1, 2019 through June 30, 2019 compared to the period from June 1, 2021 through June 30, 2021.
5) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPAI, RPT, and SITC.

InvenTrust Properties

Positive Leasing Momentum

Sector-wide tenant displacement caused by the pandemic positions us to backfill our portfolio and drive outsized earnings growth

Executed Leases [1]
(Thousands of SF)



3-Year Average: 930
835
969
986
761
2018
2019
2020
YTD 2021

Historical Leased Occupancy [1]



3-Year Average: 94%
94%
95%
93%
93%
2018
2019
2020
YTD 2021

Comparable Re-Leasing Spread [1]
(Blended)



3-Year Average: 5%
8%
6%
(0%)
2%
(1%)
4%
1Q21
2Q21
2018
2019
2020
YTD 2021

Lease Expiration Profile [2]
(by Expiring SF)



0%
1%
13%
11%
12%
12%
8%
12%
5%
6%
4%
16%
M-T-M
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter

InvenTrust Properties

Note: Data as of June 30, 2021.
1) Reflects pro rata combined retail portfolio for properties owned as of June 30, 2021.
2) Reflects lease expirations of economic occupied pro rata combined retail portfolio as of June 30, 2021.

Stable Same-Property NOI

Ability to accelerate growth in the near-term aided by strong Sun Belt fundamentals

Same-Property NOI Growth / (Decline)


IVT
Peers 1
3.3%
3.2%
3.2%
6.5%
(5.7%)
(7.8%)
2019
2020
YTD 2021

Necessity-driven portfolio delivered stability through COVID-19

IVT Same-Property NOI

(Indexed to 2018)


110%
105%
100%
95%
90%
IVT
Peers 1
103.3%
103.2%
97.4%
95.1%
101.4%
100.6%
2018
2019
2020
YTD 2021

InvenTrust Properties

Source: Public filings and Green Street.

1) Peer average includes BRX, KIM, KRG, PECO, REG, ROIC, RPAI, RPT, and SITC.

Capital Expenditures

High-quality, grocery-anchored assets require less capex and generate more free cash flow



Pre-COVID Capital Expenditures as a % of NOI ('18 to '19 Avg.)
16%
17%
18%
20%
24%
25%
25%
29%
36%
41%
Regency Centers.
ROIC
InvenTrust Properties
KITE
SITE
RPAI
KIMCO
BRIXMOR
RPT

InvenTrust Properties

Source: Green Street.
Note: Includes maintenance capital expenditures, redevelopment capital expenditures, and tenant improvements.

Redevelopment: Infusing Capital to Enhance the Consumer Experience

Modest and disciplined capital focused on retenanting, revitalization, and anchor repositioning

Redevelopment investment benchmarks:

- No large mixed use funding commitments
- Limited construction delivery and cycle risk
- Near-term return horizon

Projects include:

- Façade renovations
- Anchor space optimization
- Outparcel development

Est. Spend on Redevelopment Projects [1]	
Year	**Estimated Spend**
2021E	$6M
2022E	$7M
2023E+	$10M - $15M (illustrative opportunity range)

17

Active & Potential Redevelopment Projects [2]

7% - 10%

Estimated Incremental Yield on Cost

Suncrest Village, Orlando, FL

Case Study: Co-investment with an anchor tenant to rebuild an existing grocery store, upgrade the façade, and other improvements



Publix

Before



After – Rendering

Note: The Company's estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) At pro rata share as of June 30, 2021.
2) Reflects four active redevelopment projects and thirteen potential redevelopment projects.

Balance Sheet & Growth Potential


Marshalls
TRADER JOE'S

InvenTrust Properties

PGA Plaza
MSA: Miami, FL

Flexible & Conservative Capital Structure

InvenTrust primed for growth with sector-leading balance sheet

Balance Sheet Highlights

- Balance sheet with investment grade-like characteristics
- Approximately $530M liquidity and $20M of free cash flow (after capex and dividends)
  - Liquidity includes $180M of cash and $350M remaining capacity on revolving credit facility
- Below 20% net leverage with no near-term unsecured maturities
- Debt composition of 77% fixed rate / 23% floating rate
- Weighted average interest rate: 2.6%
- Weighted average maturity: 2.8 years [1]

Key Leverage Metrics

Leverage Ratio Metric	As of 6/30/2021	Long-Term Debt Policy
Net Debt-to-Adjusted EBITDA	3.9x	5.0x - 6.0x
Net Leverage [2]	18%	25% - 35%

Capital Structure

(at share)



Secured Debt
8%
Unsecured Debt
15%
77%
Equity (NAV)

Debt Maturity Schedule [3]

($M)



-
$23
$346
$250
$96
$166
$150
$16
$84
$10
2021
2022
2023
2024
2025
2026
Secured
Unsecured

Note: Figures as of June 30, 2021 and reflect pro rata share of PGGM joint venture. The Company's guidance is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Assumes the full exercise of all available extension options. With recent activity including an amended and extended credit facility, the weighted average maturity is estimated at 4.5 years.
2) Reflects net debt to real estate assets, before depreciation.
3) Assumes the full exercise of all available extension options.

InvenTrust Properties

Six Dividend Increases in Five Years

Increased dividend payments over the last five years and during the pandemic with additional capacity to grow dividend further

- ✓ Aggregate distributions (as a % of Core FFO) = 59% [1]

Historical & Projected Dividend Payments [2]

Did not cut or suspend dividend during 2020—instead, maintained 3% dividend increase during the pandemic



$0.68
$0.70
$0.72
$0.74
$0.76
$0.78
$0.82
5% Increase
Five-Year CAGR of 3%
2016
2017
2018
2019
2020
2021E
2022E

InvenTrust Properties

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Aggregate distributions (as a % of Core FFO) as of the three months ended June 30, 2021.
2) InvenTrust effected a one-for-ten reverse stock split effective on August 5, 2021. Dividend per share payments are adjusted for the split.

Self Funded Growth Strategy

Significant cash on hand and balance sheet capacity positions us to meaningfully grow cash flow

Illustrative Core FFO Growth from Acquisitions [1]

Pro Forma Acquisition Level	Est. Acquisition Cap Rate	Est. Pro Forma Net Debt-to-Adjusted EBITDA	Est. Total Core FFO Growth from Acquisitions [2]
$300M	4.5% - 6.5%	5.5x	14%
$400M	4.5% - 6.5%	6.0x	17%
$500M	4.5% - 6.5%	6.5x	20%

Net Debt-to-Adjusted EBITDA
(Trailing 12 Months)



Illustrative Leverage Capacity
Peer Average: 6.5x
3.9x
18%
5.4x
32%
5.5x
26%
6.0x
36%
6.2x
33%
6.3x
38%
6.7x
41%
6.9x
37%
7.6x
41%
8.4x
47%
InvenTrust Properties
Regency Centers.
KIMCO
RPAI
BRIXMOR
ROIC
KITE
RPT
Net Leverage

Source: Public filings as of 2Q21 and adjusted for subsequent events.
Note: The Company's estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Estimates in table for illustrative purposes only.
2) Core FFO growth assumes midpoint of estimated cap rate range, a 2.7% interest rate on incremental debt, and 0% base portfolio growth.

Experienced Acquisitions Team

Best-in-class acquisitions platform with prudent approach and high volume capabilities

Historical Acquisitions Funnel[1]



600+
Opportunities Evaluated
135+
LOIs Issued
47
Closed

Total InvenTrust Acquisitions and Dispositions

($M)



Average Acquisitions: $322
Average Dispositions: ($298)
$191
$465
$633
$223
$392
$30
$1,934
($132)
($480)
($244)
($516)
($399)
($19)
($1,790)

	2015	2016	2017	2018	2019	2020	**Total**
Acquisitions	6	9	9	5	14	4	**47**
GLA	0.8M	1.5M	1.7M	0.5M	1.1M	0.2M	**5.7M**
Average GLA	128K	167K	187K	94K	79K	44K	**121K**
Dispositions	11	29	11	20	13	5	**89**
GLA	0.8M	3.3M	1.9M	3.8M	2.2M	0.2M	**12.2M**
Average GLA	69K	112K	171K	192K	172K	44K	**137K**

InvenTrust Properties

Note: Includes all shopping center, pad acquisitions, and non-core dispositions at IVT share.

1) Represents opportunities evaluated, LOIs issued, and acquisitions closed from January 1, 2015 to June 30, 2021.

Recent Acquisitions

Purchasing necessity-based retail centers in Sun Belt markets delivering stable cash flows


COSTCO
WHOLESALE
11001

Southern Palm Crossing

MSA: Miami, FL

- Purchased 2019
- ABR PSF – $15.55
- Costco anchored
- 94% leased
- TAP Score – 69
- 3-mile Avg. HH Income – $107,400
- 3-mile Population – 77,200


Market STREET

Eldorado Marketplace

MSA: Dallas / Fort Worth / Arlington, TX

- Purchased 2019
- ABR PSF – $23.01
- Market Street anchored
- 93% leased
- TAP Score – 100
- 3-mile Avg. HH Income – $162,300
- 3-mile Population – 77,200


Publix
FOOD & PHARMACY

Trowbridge Crossing

MSA: Atlanta, GA

- Purchased 2020
- ABR PSF – $11.78
- Publix anchored
- 95% leased
- TAP Score – 94
- 3-mile Avg. HH Income – $135,000
- 3-mile Population – 90,600

Institutional Capital Partnership

PGGM joint venture provides visible pipeline for future external growth via assets InvenTrust knows better than any other operator


H-E-B
Fresh Foods
Blackhawk Town Center
MSA: Houston, TX

PGGM


KROGER
Stables Town Center
MSA: Houston, TX

- Institutional capital partnership with PGGM since 2013 (InvenTrust currently owns 55% of the JV portfolio)
- InvenTrust has the ability to acquire remaining stake in assets from the JV providing access to immediate cash flow growth via low risk assets that the company has managed for years

JV Portfolio Overview

Property	MSA	GLA [1]	ABR / SF [2]	Major Anchors [3]
Bay Colony	Houston	416	$15.92	**HEB**, Kohl's, Petco, Social Security Administration, The University of Texas Medical Branch, Walgreens
Blackhawk Town Center	Houston	127	$13.91	**HEB**, Walgreens
Cyfair Town Center	Houston	434	$15.70	**Kroger**, Cinemark USA, J.C. Penney
Stables Town Center	Houston	191	$18.09	**Kroger**, Walgreens
Stone Ridge Market	San Antonio	218	$22.87	**HEB Plus***, Burlington, PetSmart
The Highlands of Flower Mound	Dallas / Fort Worth / Arlington	175	$19.34	**Target***, Bed Bath & Beyond, Cost Plus World Market, Party City, Skechers
Prestonwood Town Center	Dallas / Fort Worth / Arlington	233	$21.66	**Walmart***, Barnes & Noble, DSW, Michaels, Office Depot, Petco, Ulta
Price Plaza	Houston	206	$15.53	**Sam's Club***, **Walmart***, Best Buy, dd's Discounts, Home Depot*, Jo-Ann Fabrics, K & G Superstore, Ross Dress for Less, Shoe Carnival
South Frisco Village	Dallas / Fort Worth / Arlington	227	$14.07	Bed Bath & Beyond, Buy Buy Baby, Jo-Ann Fabrics, Office Depot, Painted Tree Marketplace
Westover Marketplace	San Antonio	243	$19.21	**Target***, Office Depot, PetSmart, Ross Dress for Less
Total / Weighted Average		**2,470**	**$17.38**	

Note: As of June 30, 2021.
1) GLA in thousands and at 100% share.
2) Inclusive of ground rent and abatement concessions. Excludes specialty lease income.
3) Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow anchors are noted with an asterisk. Includes anchors that are signed and not yet commenced.

Active Disposition / Acquisition

G&A – Peer Comparison

G&A expense is in line with public peers once balance sheet is fully utilized

- Peer average G&A as a percentage of assets is 73 bps
- InvenTrust's normalized G&A as a percentage of assets once the balance sheet is fully utilized at comparable peer leverage levels is estimated to be 90 bps - 100 bps [1]

G&A Comparison
(as a % of GAV)



90 bps - 100 bps
Peer Average: 73 bps
30 bps
45 bps
53 bps
65 bps
76 bps
76 bps
77 bps
100 bps
136 bps
InvenTrust Properties
Regency Centers.
ROIC
KIMCO
SITE
BRIXMOR
RPAI
KITE 2
RPT 2

InvenTrust Properties

Source: Green Street.
Note: The Company's estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.
1) Calculation based on normalized G&A of $30M - $32M, net of JV fees. GAV estimate range reflects estimated share value including $500M of acquisitions.
2) KRG and RPT gross asset value estimated as the sum of equity market capitalization and liabilities.

Governance and Corporate Responsibility


SPROUTS
FARMERS MARKET
79-050

InvenTrust Properties

Trowbridge Crossing
MSA: Atlanta, GA

Experienced Board of Directors with Strong Governance

Board of Directors



Paula J. Saban (Chairperson since 2017 and Director since 2004)
- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Stuart Aitken (Director since 2017)
- Chief Merchant and Marketing Officer at The Kroger Co
- Former Group Vice President of The Kroger Co. and CEO of 84.51°, a data analytics firm
- Former CEO of dunnhumbyUSA and EVP & CMO of Michael's Stores



Amanda Black (Director since 2018)
- Managing Director and Portfolio Manager of JLP Asset Management
- Former Senior Vice President and Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investments



Daniel J. (DJ) Busch (President, CEO, and Director since 2021)
- Currently serving as President and CEO
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Thomas F. Glavin (Director since 2007)
- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former Partner at Gateway Homes and internal auditor at Vavrus & Associates



Thomas P. McGuinness (Director since 2015)
- Former CEO of the Company since 2014 post the Company's self-management transactions
- Prior to IVT's self-management transactions, served as President of business manager
- Previously President of the Company's former property manager



Scott A. Nelson (Director since 2016)
- Principal and Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corporation, overseeing various real estate groups
- Former Director of Real Estate at Mervyn's



Michael A. Stein (Director since 2016)
- Former Senior Vice President and CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP and CFO of Nordstrom, Inc. as well as EVP and CFO of Marriott International, Inc.
- Former Partner at Arthur Andersen LLP



Julian E. Whitehurst (Director since 2016)
- CEO and President of National Retail Properties, Inc.
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed

Board Governance

Non-Staggered Board	Yes
Independent Board	78%
Board Investment	Yes
Opt out of MUTA	Yes
Proxy Access	Yes

Anti-Takeover

State Anti-Takeover Provisions	Yes [1]
Ownership Limits	Yes [2]
Shareholder Rights Plan	No [3]
Insider Block Power	No

1) Board may opt back into statutes via resolution. IVT intends to propose at its next annual meeting that a shareholder vote would be required for IVT to opt back into statutes.
2) In order to meet REIT qualifications, ownership restrictions apply.
3) IVT currently does not have a rights plan, but could adopt one provided such plan is ratified by stockholders within 12 months of plan adoption.

ESG Initiatives

Effectively managing our business and assets with a focus on environmental, social and governance ("ESG") initiatives



Environmental

- Improved energy, water and waste management policies and practices in our offices and at our properties
- IVT's corporate office has LEED Silver certification through the US Green Building Council
- LED lighting, electric vehicle charging stations, xeriscaping, and smart irrigation installed at multiple centers



Social

- IVT is invested in its employees with tuition reimbursement, continuing education and training, superior benefits for superior performance, work-life balance initiatives, and health and wellness programs
- Pairing new hires with mentoring partners
- Ongoing health and wellness programs
- IVT-sponsored community support projects



Governance

- IVT places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- In 2017, IVT appointed Paula Saban, its first female Board Chairperson
- In 2018, IVT added a second female Board Member, Amanda Black
- Transparent board committees, charters, and code of ethics and business conduct

G R E S B

IVT has participated in the Global Real Estate Sustainability Benchmark (GRESB) survey since 2013, and has been a member of GRESB since 2018

We believe GRESB provides a framework to deploy the best-in-industry policies and practices for Sustainability, Investment Management, Social Responsibility and Corporate Governance

InvenTrust's Strategic Advantages



Sun Belt Markets Poised for Growth

Focused on Sun Belt markets and positioned to capture favorable demographic trends

High-Performing, Grocery-Anchored Portfolio

High quality grocery-anchored centers with strong performance track record

Trusted Local Operator

Hyper local operational teams with robust tenant relationships

Strong, Flexible Balance Sheet With Ample Liquidity

Simple, focused, and flexible capital structure with capacity to fund internal and external growth

Corporate Responsibility and Governance

Management team with a focus on all stakeholders and an experienced Board with a strong governance track record

Appendix


FOOD & PHARMACY
950

InvenTrust Properties

Plaza Midtown
MSA: Atlanta, GA

Management Team



Daniel J. ("DJ") Busch (2019)
President and CEO

Mr. Busch was appointed to the position of President of the Company in February 2021 and as CEO & Director of InvenTrust in August 2021. He joined the company in 2019 as Executive Vice President, Chief Financial Officer, and Treasurer. Prior to that, Mr. Busch served as Managing Director, Retail at Green Street Advisors, an independent research and advisory firm for commercial real estate industry in North America and Europe, where he conducted independent research on the shopping center, regional mall, and net lease sectors. Previously, Mr. Busch served as an equity research analyst at Telsey Advisory Group. He is a member of the Urban Land Institute, contributing as an active member on the Commercial and Retail Development Council. Mr. Busch received a Bachelor of Science in Applied Economics and Management from Cornell University and a Master of Business Administration from New York University Stern School of Business.



Christy David (2007)
EVP, COO, General Counsel, and Secretary

Ms. David was appointed as InvenTrust's Chief Operating Officer in February 2021. She had previously served as Chief Investment Officer, General Counsel, and Corporate Secretary. Ms. David joined InvenTrust in 2014 as Managing Counsel – Transactions and held that position until November 2016 when she was named Vice President, Deputy General Counsel, and Secretary. Ms. David was promoted to InvenTrust's General Counsel in 2017 and has served in that role since that time. Prior to joining InvenTrust, Ms. David served at The Inland Group Inc., where she managed, reviewed and drafted legal documents and matters regarding InvenTrust's acquisitions, dispositions, corporate contracts and spin-offs. Prior to joining the Inland Group, Ms. David served as an Associate Attorney at The Thollander Law Firm and held various positions at David & Associates. Ms. David serves on the Ravinia Associates Board as well as its Nominating Committee. Ms. David received a Juris Doctor from Washington University School of Law and a Bachelor of Business Administration in Finance from Loyola University.



Mike Phillips (2009)
EVP, CFO, and Treasurer

Mr. Phillips was appointed to the position of CFO of InvenTrust in August 2021. Prior to his appointment, Mr. Phillips served as Senior Vice President, and Chief Accounting Officer of InvenTrust. He has been with InvenTrust since 2009, serving in various senior financial and accounting roles such as Controller, Director for Internal Reporting and Senior Accounting Manager for Financial Reporting. Prior to joining the Company, Mr. Phillips worked at Pasquinelli Homebuilding for five years, serving as Manager of Finance. He graduated from The University of Iowa Tippie College of Business with a Bachelor of Business Administration in Finance and received a Master of Science in Real Estate from Roosevelt University. Mr. Phillips is a licensed certified public accountant in the State of Illinois.

Management Team



David Heimberger (2011)
SVP, Capital Markets, Investor Relations, and Transactions

Mr. Heimberger has been with InvenTrust since 2011, serving in various financial roles focused on debt / equity partnerships and strategic transactions. Throughout his tenure with InvenTrust, he has been involved with the execution of over $7 billion of real estate related transactions. Prior to InvenTrust, Mr. Heimberger worked with Golub and Company in an asset management role focused on mixed use and joint venture partner management. Previously, he worked in an investment sales role with May Center Advisors working on single and multi-tenant retail transactions. Mr. Heimberger received a Bachelor of Science in Finance from the Illinois State University College of Business.



Lauren Suva (2017)
SVP, Human Resources

Ms. Suva has led InvenTrust's Human Resources team since January 2018. She joined the Company in July 2017 as Senior Director, Human Resources, and was subsequently promoted to Vice President before she assumed her current position in November 2019. Previously, Ms. Suva spent thirteen years in various Human Resources roles at Berlin Packaging, which included experience in Talent Acquisition, Employment Management, Benefits, Performance Management and HR Information Services. Ms. Suva received a Bachelor of Science in Human Resources and Marketing from Marquette University and is certified as a Senior Professional in Human Resources (SPHR).



James Puzon (2019)
SVP, Corporate Finance, and Portfolio Management

Mr. Puzon was appointed Senior Vice President, Corporate Finance and Portfolio Management in June 2021. Mr. Puzon has served in various senior financial roles at InvenTrust, most recently as Vice President of Corporate Finance and Operations. Prior to joining the Company, Mr. Puzon served in positions of increasing responsibility at Brookfield Properties Retail (formerly General Growth Properties), including as VP, Corporate Finance, and Director, Corporate Finance. His accounting experience also includes roles at Alca Inc., a Chicago-area carpentry contractor, and Pasquinelli Homebuilding, a privately held residential homebuilder. Mr. Puzon received a Bachelor of Science in Management from Purdue University Krannert School of Management.

Non-GAAP Measures and Definition of Terms

General
In addition to GAAP measures, this supplemental disclosure contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures included in our Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs.

NOI
NOI excludes general and administrative expenses, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in (losses) earnings and (impairment), net, from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives).

EBITDA
Our non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, plus federal and state tax expense, interest expense, and depreciation and amortization. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's EBITDA on the same basis.

Adjusted EBITDA
Our non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, transaction expenses, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which are not pertinent to measuring our on-going operating performance. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's Adjusted EBITDA on the same basis.

NAREIT Funds From Operations (FFO) and Core FFO
Our non-GAAP measure of Funds from Operations ("FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's FFO on the same basis. Core Funds From Operations is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within FFO and other unique revenue and expense items which are not pertinent to measuring a particular company's on-going operating performance.

Pro Rata
Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly-owned properties, defined as "Pro Rata," with the exception of property count.

Same-Property
Information provided on a same-property basis includes the results of properties that were owned and operated for the entirety of both periods presented.

Reconciliation of Non-GAAP Measures

Net Income (Loss) to Pro Rata Same Property NOI

	Six Months Ended June 30	
	2021	2020
Net income (loss)	$ 1,399	$ (13,097)
Adjustments		
Other income and expense, net	163	(2,328)
Equity in (earnings) losses of unconsolidated entities	(1,395)	(640)
Interest expense, net	7,957	9,733
Loss on extinguishment of debt	-	2,543
(Gain) loss on sale of properties, net	(880)	(244)
Provision for asset impairment	-	9,002
Depreciation and amortization	43,682	44,527
General and administrative	20,261	15,582
Other fee income	(1,907)	(1,676)
Adjustments to NOI [1]	(3,849)	(1,278)
NOI from other consolidated investment properties	(1,284)	(963)
Consolidated Same Property NOI	$ 64,147	$ 61,161
Adjustments for Pro Rata Same Property NOI		
JV Same Property NOI at share	8,347	9,075
Pro Rata Same Property NOI	$ 72,494	$ 70,236

InvenTrust Properties

Note: Pro rata, in thousands. Same Property NOI is reflective of properties owned for the entirety of both periods presented. NOI from other consolidated investment properties reflects NOI from properties not classified as same property.

1) Adjustments to NOI include termination fee income and expense and GAAP rent adjustments.

Reconciliation of Non-GAAP Measures

Net Income (Loss) to Pro Rata Same Property NOI (Cont'd)

	Year Ended December 31	
	2020	2019
Net income (loss)	$ (10,174)	$ 38,399
Adjustments		
Net Loss from discontinued operations	–	25,500
Other income and expense, net	(3,326)	(1,384)
Equity in (earnings) losses of unconsolidated entities	3,141	(957)
Interest expense, net	18,749	22,717
Loss on extinguishment of debt	2,543	2,901
(Gain) loss on sale of properties, net	(1,752)	(62,011)
Provision for asset impairment	9,002	2,359
Depreciation and amortization	87,755	97,429
General and administrative	33,141	35,361
Other fee income	(3,647)	(3,856)
Adjustments to NOI [1]	(7,249)	(10,830)
NOI from other consolidated investment properties	(16,628)	(27,844)
Consolidated Same Property NOI	$ 111,555	$ 117,784
Adjustments for Pro Rata Same Property NOI		
JV Same Property NOI at share	17,102	18,637
Pro Rata Same Property NOI	$ 128,657	$ 136,421

InvenTrust Properties

Note: Pro rata, in thousands. Same Property NOI is reflective of properties owned for the entirety of both periods presented. NOI from other consolidated investment properties reflects NOI from properties not classified as same property.

1) Adjustments to NOI include termination fee income and expense and GAAP rent adjustments.

Reconciliation of Non-GAAP Measures

Net Income (Loss) to Pro Rata Same Property NOI (Cont'd)

	Year Ended December 31	
	2019	2018
Net income (loss)	$ 38,399	$ 83,849
Adjustments		
Net Loss from discontinued operations	25,500	–
Other income and expense, net	(1,384)	(2,464)
Equity in (earnings) losses of unconsolidated entities	(957)	31,393
Interest expense, net	22,717	24,943
Loss on extinguishment of debt	2,901	(9,103)
(Gain) loss on sale of properties, net	(62,011)	(95,097)
Provision for asset impairment	2,359	3,510
Depreciation and amortization	97,429	100,593
General and administrative	35,361	35,267
Other fee income	(3,856)	(4,390)
Adjustments to NOI [1]	(10,830)	(10,655)
NOI from other consolidated investment properties	(39,408)	(54,224)
Consolidated Same Property NOI	$ 106,220	$ 103,622
Adjustments for Pro Rata Same Property NOI		
JV Same Property NOI at share	18,637	17,211
Pro Rata Same Property NOI	$ 124,857	$ 120,833

InvenTrust Properties

Note: Pro rata, in thousands. Same Property NOI is reflective of properties owned for the entirety of both periods presented. NOI from other consolidated investment properties reflects NOI from properties not classified as same property.

1) Adjustments to NOI include termination fee income and expense and GAAP rent adjustments.

Reconciliation of Non-GAAP Measures

EBITDA and Adjusted EBITDA

	Three Months Ended June 30		Six Months Ended June 30	
	2021	2020	2021	2020
Net income (loss)	$ 1,499	$ (9,611)	$ 1,399	$ (13,097)
Interest expense [1]	4,780	5,900	9,695	11,915
Income tax expense (benefit) [1]	102	22	201	(1,050)
Depreciation and amortization [1]	24,081	24,779	47,838	49,289
EBITDA	30,462	21,090	59,133	47,057
Adjustments to reconcile to Adjusted EBITDA [1]				
Provision for asset impairment	–	–	–	9,002
(Gain) loss on sale of investment properties, net	(361)	212	(880)	(1,202)
Non-operating income and expense, net [2]	(71)	1,869	133	1,949
Other leasing adjustments [3]	(1,716)	1,164	(3,386)	(681)
Adjusted EBITDA	$ 28,314	$ 24,335	$ 55,000	$ 56,125

InvenTrust Properties

Note: Pro rata, in thousands.

1) Includes our consolidated entities and our pro rata share of our JV.
2) Non-operating income and expense, net, includes other non-operating revenue and expense items which are not pertinent to measuring ongoing operating performance, such as termination fee expense, miscellaneous income, settlement income, and loss on extinguishment of debt.
3) Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments.

Reconciliation of Non-GAAP Measures

EBITDA and Adjusted EBITDA (Cont'd)

	Year Ended Dec. 31, 2020
Net income (loss)	$ (10,174)
Interest expense [1]	22,849
Income tax expense (benefit) [1]	(739)
Depreciation and amortization [1]	96,722
EBITDA	108,658
Adjustments to reconcile to Adjusted EBITDA [1]	
Provision for asset impairment	15,060
(Gain) loss on sale of investment properties, net	(2,709)
Non-operating income and expense, net [2]	939
Other leasing adjustments [3]	(5,758)
Adjusted EBITDA	$ 116,190

InvenTrust Properties

Note: Pro rata, in thousands.

1) Includes our consolidated entities and our pro rata share of our JV.

2) Non-operating income and expense, net, includes other non-operating revenue and expense items which are not pertinent to measuring ongoing operating performance, such as termination fee expense, miscellaneous income, settlement income, and loss on extinguishment of debt.

3) Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments.

Reconciliation of Non-GAAP Measures

FFO and Core FFO

	Three Months Ended June 30		Six Months Ended June 30	
	2021	2020	2021	2020
Net income (loss)	$ 1,499	$ (9,611)	$ 1,399	$ (13,097)
Depreciation and amortization related to investment properties	21,774	22,015	43,221	43,561
Provision for asset impairment	–	–	–	9,002
(Gain) loss on sale of investment properties, net	(361)	213	(880)	(244)
Joint venture adjustments [1]	2,086	2,372	4,156	4,760
FFO Attributable to Common Shares and Dilutive Securities	$ 24,998	$ 14,989	$ 47,896	$ 43,982
Amortization of above and below-market leases and lease inducements, net	(1,143)	(1,307)	(2,385)	(2,848)
Straight-line rent adjustments, net	(653)	1,745	(1,170)	1,368
Adjusting items, net [2]	539	2,752	1,358	3,870
Joint venture adjusting items, net [3]	146	760	306	956
Core FFO Applicable to Common Shares and Dilutive Securities	$ 23,887	$ 18,939	$ 46,005	$ 47,328
Weighted average number of common shares outstanding - basic	71,943,522	72,137,317	71,970,925	72,136,129
Effect of unvested restricted shares [4]	92,804	–	53,528	–
Weighted average number of common shares outstanding - diluted	72,036,326	72,137,317	72,024,453	72,136,129
FFO Applicable to Common Shares and Dilutive Securities per share	$ 0.35	$ 0.21	$ 0.66	$ 0.61
Core FFO Applicable to Common Shares and Dilutive Securities per share	$ 0.33	$ 0.26	$ 0.64	$ 0.66

Note: Pro rata, in thousands, except share and per share amounts.

1) Represents our share of depreciation and amortization related to investment properties held in the JV.
2) Adjusting items, net, are primarily related to loss on extinguishment of debt, amortization of debt premiums, discounts, and financing costs, net, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes other non-operating revenue and expense items which are not pertinent to measuring on-going operating performance, such as miscellaneous income and settlement income.
3) Represents our share of adjusting items, net, related to the JV.
4) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating earnings per share under GAAP. For the three and six months ended June 30, 2020, the effects of unvested restricted shares have been excluded from the denominator in the diluted net loss per share calculations under GAAP as they were antidilutive.

InvenTrust Properties

Corporate Office
3025 Highland Parkway Suite 350
Downers Grove, IL 60515

Investor Relations
630-570-0605
Investorrelations@inventrustproperties.com

Transfer Agent
Computershare
855.377.0510